

SUPERIOR
DRILLING PRODUCTS

THIRD QUARTER 2019
FINANCIAL RESULTS CONFERENCE CALL

NOVEMBER 8, 2019

NYSE American: SDPI
www.sdpi.com

SAFE HARBOR STATEMENT

These slides and the accompanying oral presentation contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. Certain statements in these slides and the accompanying oral presentation may constitute forward-looking statements, other than statements of historical facts. The use of words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project”, “forecast,” “should” or “plan”, and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements include statements regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, expectation for financial performance in 2019 and 2020, our success in the Middle East, the opportunities to expand channels to market in North America, the Company’s financial position, market success with specialized tools, effectiveness of our sales efforts, success at developing future tools, the Company’s effectiveness at executing our business strategy and plans. These statements reflect the beliefs and expectations of the Company at this time and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, market conditions for the global oil & gas industry, success at expansion in the Middle East, options available for market channels in North America, commercialization of the Strider technology, the success of the Company’s business strategy and prospects for growth; the market success of the Company’s specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company’s plans and are described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

SUPERIOR DRILLING PRODUCTS



TROY MEIER

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Q3 2019 Operational Highlights

Made great progress in Middle East

- Serving three leading oil field services companies
  - *Authorized providers for a national oil company*
- Revenue up 44% in Q3 2019
- Currently downhole with unique combination of four Drill-N-Ream® well bore conditioning tools ("DNR") ranging from 16-inch tool down to a 6-inch tool
- Built strong team of application, drilling and sales engineers

Expanded relationship with Baker Hughes reaping benefits

- Strong Contract Services revenue from refurbishing more bits and other tools combined with custom manufacturing
- Strider Technology™ oscillation system performing in Alaska – in final testing phase before commercialization

Drill-N-Ream® well bore conditioning tools ("DNR") gaining new customers while maintaining strong market position

SUPERIOR DRILLING PRODUCTS

Year-to-date 2019 Progress

Q3 2019 was the best quarter in DNR's history

International expansion accelerating

- DNR quarterly runs increasing steadily
- Getting attention outside of Gulf Coast countries
- Working to overcome misperception of in-line reamers

In discussion with legacy customer to partner on new opportunities and expedite global market penetration



SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Christopher Cashion

Chief Financial Officer

Revenue

Compared with prior-year period unless otherwise noted

($ in millions)



$4.8
$3.5
$5.0
$4.5
$5.1
$3.4
$2.2
$3.4
$2.6
$3.2
$1.4
$1.3
$1.6
$2.0
$1.9
3Q18
4Q18
1Q19
2Q19
3Q19



$15.6
$18.2
$18.1
$10.6
$13.1
$11.4
$5.0
$5.1
$6.8
2017
2018
3Q19 TTM
Contract Services Revenue
Tool Revenue

Numbers may not sum due to rounding

Rig count declined 24% in U.S. in 2019 to date

Q3 2019 revenue up $0.3 million, or 7%, in quarter vs prior-year period

- Contract Services up $0.5 million, or 34% due to expanded relationship with long-time customer
- Tool Revenue down $0.2 million, or 5% from lower tool sales in the U.S.

Trailing twelve month revenue dampened by unusually weak fourth quarter in 2018

SUPERIOR DRILLING PRODUCTS

Tool Revenue

Compared with prior-year period unless otherwise noted
($ in millions)

Total tool revenue down $0.2 million in the quarter

- Tool rentals in the Middle East and increased royalty and repair revenue partially offset lower tool sales in the U.S.

In discussions to broaden North America channel to market



Tool Revenue by Category
($ in thousands)
$3.4
$1.7
$1.7
$2.2
$0.4
$1.8
$3.4
$1.8
$1.7
$2.6
$1.0
$1.6
$3.2
$1.4
$1.8
3Q18
4Q18
1Q19
2Q19
3Q19
$10.6
$6.7
$3.9
$13.1
$6.6
$6.6
$11.3
$4.5
$6.9
2017
2018
3Q19 TTM
Other Related Tool Revenue*
Tool Sales / Rental

*Other Related Tool Revenue is comprised of royalty, maintenance and repair fees
Numbers may not sum due to rounding

Investments in Growth

Compared with prior-year period unless otherwise noted
($ in millions)

Operating Expenses



$4.5
$4.7
$5.1
$4.8
$5.3
$0.9
$0.9
$1.0
$0.9
$0.7
$1.9
$2.1
$2.1
$1.8
$2.5
$1.7
$1.7
$2.0
$2.0
$2.1
3Q18
4Q18
1Q19
2Q19
3Q19



$15.4
$17.9
$19.1
$3.7
$3.8
$3.6
$5.7
$7.1
$8.5
$6.0
$7.1
$7.8
2017
2018
3Q19 TTM
Cost of Revenue
S G & A
D & A

SG&A increased $0.6 million with investments in growth

- International expansion
- Higher long term incentive compensation expense
- Higher professional services

Cost of revenue as a percent of sales increased to 40.6% from 35.0%

- Lower absorption on increased capacity with new repair facility in Abilene, TX
- Higher tool maintenance and logistics costs associated with Middle East operations

Depreciation increasing from expansion of rental tool fleet; Intangible amortization decreased starting in 2Q 2019

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

STRONG OPERATING LEVERAGE

($ in thousands)

*GAAP & Adjusted Net Income (Loss)**



GAAP Net Income
Adjusted Net Income
$728
$128
$348
($1,081)
$442
($246)
$332
($397)
$295
($418)
3Q18
4Q18
1Q19
2Q19
3Q19



($4,658)
($7,646)
$3,171
($58)
$1,418
($2,142)
2017
2018
3Q19 TTM

*Adjusted EBITDA**



$1,365
28.6%
$219
6.3%
$1,194
23.7%
$1,074
23.6%
$1,083
21.3%
3Q18
4Q18
1Q19
2Q19
3Q19



(15.4)%
($2,395)
$4,957
27.2%
$3,569
20.1%
2017
2018
3Q19 TTM

** Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

STRENGTHENING BALANCE SHEET

($ in millions)



Cash and Equivalents
$4.3
$4.3
$3.2
$2.8
12/31/2018
3/31/2019
6/30/2019
9/30/2019



Total Debt
$16.7
$7.9
$8.8
$12.8
$7.4
$5.4
$10.9
$6.0
$4.9
$8.8
$3.8
$5.0
12/31/2016
12/31/2017
12/31/2018
9/30/2019
All Other Debt
Hard Rock Note

Generated cash from operations of $1.2 million in first nine months of 2019

<u>Capital Priorities:</u>

Organic Growth: Capex of $167 thousand

- Additional $0.6 million of tool inventory converted to PPE for DNR rental tool fleet in Middle East

Debt Reduction

- Total debt down $2.1 million since 12/31/18
- Long-term debt down 46% including Hard Rock note payment after quarter end

<u>Financial flexibility</u>

- $3.5 million ABL revolver

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

Capital Investments

Investments in tool inventory for Middle East

Tool inventory conversion to property, plant & equipment

- Tool inventory investment noted as supplemental information on SOCF
- $0.5 million of inventory converted to property, plant and equipment in the nine months
- Change in accounting methodology on guidance from auditors

Direct financed machine tool

- Payment on machine tool direct to manufacturer from finance company
- Initial down payment of $0.2 million in Q3 2019

Purchases of PP&E on statement of cash flow

- $0.2 million in Q3 2019 and $0.4 million for the nine-month period
- Maintenance capital; Lathes and other low-cost capital equipment

2019 Guidance/ 2020 Preliminary Expectations*

2019 Guidance*

Revenue:	$19 million to $19.5 million
Gross margin:	58% to 61%
SG&A expenses:	~$8.5 million
D&A:	~ $3.5 million
Interest Expense:	~ $800 thousand
Capital Expenditures:	~ $2.0 to $2.5 million, including inventory conversion and directly financed equipment *(approximately $0.6 million to $0.7 million as capex on statement of cash flow)*

2020 Guidance*

Revenue:	~15% to 20% increase
EBITDA margin:	25% to 30%

**2019 Guidance as of November 8, 2019*



SUPERIOR DRILLING PRODUCTS

Supplemental Information

ADJUSTED NET INCOME RECONCILIATION

	Three Months Ended				
	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
GAAP Net Income (Loss)	$ 127,705	$ (1,081,287)	$ (245,876)	$ (397,424)	$ (417,758)
Add back:					
Atypical bonus expense	-	716,786	88,200	88,200	415,438
Inventory impairment	-	116,396	-	136,000	-
Asset held for sale impairment	-	-	-	-	6,143
Intangible amortization	600,000	600,000	600,000	505,000	291,666
Tax effect	-	(3,640)	-	-	-
Non-GAAP Adjusted Net Income (Loss)	$ 727,705	$ 348,255	$ 442,324	$ 331,776	$ 295,489

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED NET INCOME RECONCILIATION

	Twelve Months Ended		
	December 31, 2017	December 31, 2018	September 30, 2019 TTM
GAAP Net Income (Loss)	$ (7,645,917)	$ (58,375)	$ (2,142,345)
Add back:			
Atypical bonus expense	587,500	716,786	1,308,624
Asset held for sale impairment	-	-	6,143
Inventory impairment	-	116,396	252,396
Intangible amortization	2,400,000	2,400,000	1,996,666
Tax effect	-	(3,870)	(3,640)
Non-GAAP Adjusted Net Income(Loss)	$ (4,658,417)	$ 3,170,937	$ 1,417,844

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019
GAAP net income (loss)	$ 127,705	$ (1,081,287)	$ (245,876)	$ (397,424)	$ (417,758)
Add back:					
Depreciation and amortization	942,473	940,048	1,011,105	930,410	738,555
Impairment of assets	-	-	-	136,000	6,143
Interest expense (income), net	162,576	(181,685)	159,049	194,810	184,502
Share-based compensation	131,867	146,745	181,852	136,115	155,749
Net non-cash compensation	-	377,746	88,200	88,200	415.438
Loss (gain) on sale or disposition of assets	-	14,013	-	(14,147)	-
Income tax expense	-	3,640	-	-	-
Non-GAAP adjusted EBITDA[(1)]	$ 1,364,621	$ 219,220	$ 1,194,330	$ 1,073,964	$ 1,082,629
GAAP Revenue	$ 4,765,361	$ 3,480,635	$ 5,036,346	$ 4,543,442	$ 5,076,215
Non-GAAP EBITDA Margin	*28.6%*	*6.3%*	*23.7%*	*23.6%*	*21.3%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

Adjusted EBITDA Reconciliation

	Twelve Months Ended		
	December 31, 2017	December 31, 2018	September 30, 2019 TTM
GAAP net income (loss)	$ (7,645,917)	$ (58,375)	$ (2,142,345)
Add back:			
Depreciation and amortization	3,676,598	3,760,231	3,620,118
Interest expense, net	559,064	340,927	356,676
Share-based compensation	612,851	518,956	620,461
Net non-cash compensation	414,497	377,746	969,584
Impairment of assets	-	-	142,143
(Gain) loss on sale or disposition of assets	(12,167)	14,013	(134)
Income tax (benefit) expense	-	3,640	3,640
Non-GAAP adjusted EBITDA[(1)]	$ (2,395,074)	$ 4,957,138	$ 3,570,143
GAAP Revenue	$ 15,595,659	$ 18,245,212	$ 18,136,638
Non-GAAP EBITDA Margin	*(15.4)%*	*27.2%*	*19.7%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS